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                                                                    EXHIBIT 99.7

                                        Statement of Revenues and
                                        Direct Operating Expenses
                                        Year Ended December 31, 1997












                              THE ATRIUM BUILDING










                     [GOODMAN & COMPANY, L.L.P. LETTERHEAD]

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                      [GOODMAN & COMPANY, L.L.P. LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees
TRANSCONTINENTAL REALTY INVESTORS, INC.

           We have audited the accompanying statement of revenues and direct operating expenses of "THE ATRIUM OFFICE BUILDING" for the year ended December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

           We conducted an audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

           The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 2, is not intended to be a complete presentation of the results of operations.

           In our opinion, the statement of revenues and direct operating expenses referred to above presents, fairly, in all material respects, the revenues and direct operating expenses of "THE ATRIUM OFFICE BUILDING" for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




One Commercial Place
Norfolk, Virginia
May 26, 1998



                                                 /s/GOODMAN & COMPANY, L.L.P.
                                                    GOODMAN & COMPANY, L.L.P.


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"THE ATRIUM BUILDING"

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
===============================================================================

Year Ended December 31, 1997


REVENUES
    Net rental revenues                                $  663,522
    Tenant reimbursements                                 221,199
                                                       ----------
           TOTAL REVENUES                                 884,721
                                                       ----------
DIRECT OPERATING EXPENSES
    Property taxes                                         82,631
    Repairs and maintenance                                52,058
    Utilities                                              46,001
    Salaries and benefits                                  40,050
    Insurance                                              28,299
    Management fees                                        26,353
    Administrative                                          7,737
    Land rent                                               6,292
    Advertising                                                99
                                                       ----------
           TOTAL DIRECT OPERATING EXPENSES                289,520
                                                       ----------
REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES        $  595,201
                                                       ==========





    The accompanying notes are an integral part of this financial statement.



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"THE ATRIUM BUILDING"

NOTES TO STATEMENT OF REVENUES
AND DIRECT OPERATING EXPENSES

DECEMBER 31, 1997
===============================================================================

NOTE 1 - ORGANIZATION AND BUSINESS

         "The Atrium Building" is a 63,017 square foot office rental building located in North Palm Beach, Florida and is currently owned by U.S. Technology Trading, Ltd.

NOTE 2 - BASIS OF PRESENTATION

         INCOME AND EXPENSE RECOGNITION

         Rental income and expenses are recorded on the accrual method of accounting. Tenant leases vary in terms at varying rental rates. The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

         ESTIMATES

         The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and disclosure of contingent assets and liabilities for the reported periods. Actual results could differ from those estimates and assumptions.

NOTE 3 - RELATED PARTY TRANSACTIONS

         In 1997, the Company paid management fees of $26,353 to a related party. The Company also paid $31,250 in salaries to a shareholder.



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